Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Supplement dated October 6, 2014
to the
Snow Capital Small Cap Value Fund
Snow Capital Opportunity Fund (the “Funds”)
Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”)
dated June 27, 2014

This supplement makes the following amendments to disclosures in the Funds’ Prospectus, Summary Prospectus and SAI dated June 27, 2014:

Effective October 1, 2014, Ms. Jessica W. Bemer has been added as a portfolio manager to the Snow Capital Opportunity Fund.

The following disclosures are hereby revised to reflect the addition of Ms. Bemer as a portfolio manager:

Summary Prospectus

The disclosure under the Summary Section entitled “Portfolio Managers” on page 9 is amended to read as follows:

Portfolio Managers.  Richard A. Snow, Chief Investment Officer of the Adviser, and Nathan T. Synder, Portfolio Manager of the Adviser, have managed the Fund since the Fund commenced operations in April 2006.  Jessica W. Bemer, CFA, Portfolio Manager of the Adviser, has managed the Fund since October 1, 2014.

Prospectus

The disclosure under the section entitled “Management of the Funds – Portfolio Managers” beginning on page 17 is amended to include the following:

Jessica W. Bemer, CFA, is a Portfolio Manager for the Opportunity Fund and is jointly responsible for the day-to-day management of the Fund’s investment portfolio.  Ms. Bemer joined Snow Capital in 2006 as a Senior Analyst.  Prior to joining the firm, she worked at Jennison Associates, an institutional asset management firm based in New York, where she served as a member of the equity research team.  Ms. Bemer was responsible for research coverage of the companies in the consumer discretionary and consumer staples sectors.  Ms. Bemer is a graduate of Georgetown University. She holds the Chartered Financial Analyst® designation.

SAI

The section entitled “Management of the Funds – Portfolio Managers”, beginning on page 30 is amended as follows:

Portfolio Managers
As stated in the Prospectus, Mr. Richard A. Snow, Mr. Nathan T. Snyder, Mr. Joshua R. Schachter, Ms. Anne S. Wickland and Ms. Jessica W. Bemer are the Portfolio Managers for one or more of the Funds (the “Portfolio Managers”).

The table below identifies, for each Portfolio Manager of each Fund, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts.  Asset amounts are approximate as of February 28, 2014 (unless otherwise noted), and have been rounded.

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance (in millions)

Richard A. Snow
Other Registered Investment Companies	1	$0.3	0	$0
Other Pooled Investment Vehicles	1	$111	1	$111
Other Accounts	2,705	$2.745	0	$0

Nathan T. Snyder
Other Registered Investment Companies	2	$0.9	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	313	$403	0	$0

Joshua R. Schachter
Other Registered Investment Companies	2	$0.6	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	2,467	$2.672	0	$0

Anne S. Wickland
Other Registered Investment Companies	2	$0.6	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	80	$335	0	$0

Jessica W. Bemer*
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	1	$119	1	$119
Other Accounts	0	$0	0	$0

* Information provided is as of August 31, 2014.

The Adviser also serves as the investment adviser to various privately managed accounts, some of which may have a similar investment strategy to that of the Funds, which could create certain conflicts of interest with respect to timing and allocation of transactions.  All portfolio transactions will be implemented according to the Adviser’s trade allocation policies.  These policies, among other things, ensure that trades are allocated in a manner that fulfills the Adviser’s fiduciary duty to each advisory client, and is fair and nondiscriminatory.

Each of the Portfolio Managers receives compensation in the form of a fixed salary.  The Portfolio Managers are also eligible for a bonus, which is based on the overall profitability of the Adviser.  Additionally, the Portfolio Managers may receive equity dividends from their ownership in the Adviser.  The Portfolio Managers are eligible to participate in the Adviser’s retirement plan under the same guidelines and criteria established for all employees of the Adviser.

As of February 28, 2014, the Portfolio Managers beneficially owned shares of the Funds as follows:

Dollar Range of Equity Securities in the Funds
Name of Portfolio Manager	Small Cap Value Fund	Opportunity Fund
Richard A. Snow	$100,001 - $500,000	Over $1,000,000
Nathan T. Snyder	None	Over $1,000,000
Joshua R. Schachter	Over $1,000,000	$500,001 - $1,000,000
Anne S. Wickland	$100,001 - $500,000	$100,001 - $500,000
Jessica W. Bemer*	$10,001 - $50,000	$100,001 - $500,000

* Information provided is as of August 31, 2014.

Please retain this supplement with your Prospectus, Summary Prospectus and SAI.